                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos.333-75801, 333-77211 and 333-85324 of MicroFinancial Incorporated on Form S-8 of our report dated April 15, 2003, appearing in this Annual Report on Form 10-K of MicroFinancial Incorporated for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 15, 2003